AMENDMENT NO.  I TO THE SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT
                         Dated as of December 14, 1995


              THIS AMENDMENT NO. 1 TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT ("Amendment") is made as of March 31,
1996 by and among ERO INDUSTRIES, INC. (the "Borrower'), the financial institutions listed on the signature pages hereof (the"Lenders') and THE
FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as contractual representative of the Lenders (die "Agent') under that certain Second Amended and Restated Credit Agreement dated as of December 14,
1995 by and among the Borrower, the Lenders and the Agent (the "Credit Agreement'). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                        WITNESSETH

              WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

              WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

              NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments to the Credit Agreement.

              1. Amendment to the Credit Agreement.  Effective as of
March 31, 1996 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

              1. 1. Section 7.22(a) of the Credit Agreement is hereby amended to delete the phrase "through December 31, 1998" now contained therein and to substitute therefor the following: "through December 31, 1995;
1.00 to 1.00 from January 1, 1996 through June 30, 1996; 1.15 to 1.00 from July 1, 1996 through December 31, 1998;".

              1.2. Section 7 22(d) of the Credit Agreement is hereby amended to delete the provison now contained therein and substitute therefor the following:

       "(provided, however, that (a) for the fiscal quarter ending March 31, 1996, EBITDA shall be calculated using EBITDA for the period beginning January 1, 1996 and ending March 31, 1996 and
       (b) for the fiscal quarter ending June 30, 1996, EBITDA shall be calculated using EBITDA for the period beginning January 1, 1996 and ending June 30, 1996)"

and to delete the first two items below the heading M inimum EBITDA which specify the minimum EBITDA for the periods ending March 31, 1996 and June 30, 1996, respectively, and to substitute therefor "minus $500,000" and "$6,000,000", respectively for those first two periods.


                1.3. Section 7.22(e) of the Credit Agreement is hereby amended to delete the phrase through June 30, 1996' now contained therein and to substitute therefor the following: "through December 31, 1995;
4.25 to 1.00 from January 1, 1996 through March 31, 1996; 4.60 to 1.00 from April 1, 1996 through June 30, 1996; ".

                2. Conditions of Effectiveness. This Amendment shall become effective as of the date set forth above when and only when the Agent has received a copy of this Amendment executed by each of the Borrower, the Required Holders and the Agent.

               3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

                (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                4. Reference to the Effect on the Credit Agreement.

                (a) Upon the effectiveness of Section I hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement dated as of December 14, 1995 and as amended hereby.

                (b) Except as specifically amended above, the Credit Agreement dated as of December 14, 1995, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

                6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                                ERO INDUSTRIES, INC.

                                                By: /s/ Ted J. Lueken
                                                Title: Sr. VP of Finance & CFO




                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO, as Agent


                                                By: /s/ Nathan L. Bloch
                                                Title: VP

                                                LENDERS:

                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO



                                                By: /s/ Nathan L. Bloch
                                                Title: VP

                                                CAISSE NATIONALE DE CREDIT
                                                AGRICOLE

                                                By:  /s/ Dean Balice
                                                Title: Sr. VP

                                                SANWA BUSINESS CREDIT

                                                By: /s/ Michael J. Coe
                                                Title: VP


                                                BHF-BANK AKTIENGESELLSCHAFR

                                                By: /s/ Paul Travers
                                                Title: VP


                                                LASALLE NATIONAL BANK

                                                By: /s/ David Knapp
                                                Title:  VP

                                                CREDITANSTALT-BANKVEREIN

                                                By: /s/ Richard P. Buckanavage
                                                Title: VP

            AMENDMENT NO. 2 AND WAIVER TO THE SECOND AMENDED
                      AND RESTATED CREDIT AGREEMENT
                      Dated as of December 14, 1995


THIS AMENDMENT NO. 2 AND WAIVER TO THE SECOND
AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of June 28, 1996 by and among ERO INDUSTRIES, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as contractual representative of the Lenders (the "Agent") under that certain Second Amended and Restated Credit Agreement dated as of December 14, 1995, as amended by that certain Amendment No. 1 dated as of March 31, 1996, by and among the Borrower, the Lenders and the Agent (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                             WITNESSETH

WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend or waive certain provisions of the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments and waivers to the Credit Agreement.

1. Amendments to Credit Agreement. Effective as of June 30, 1996 and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

1.1.	Exhibit "A-2" and Exhibit "A-3" as attached to this Amendment are hereby added as Exhibit "A-2" and Exhibit "A-3", respectively, to the Credit Agreement.

1.2.	Article I of the Credit Agreement is hereby amended as follows:

1.2.1.	The definition of "Commitments" is hereby deleted in its entirety and the following is substituted therefor:

"Commitments" means the sum of the Aggregate Term Loan Commitment, the Aggregate Revolving Loan Commitment and the Facility Letter of Credit Commitment, which aggregate amount may not exceed $120,000,000, as such amount may be reduced pursuant to the terms hereof.

1.2.2. The definition of "Lenders" is hereby deleted in its entirety and the following is substituted therefor:

"Lenders" means the lending institutions listed on the signature pages of this Agreement, including the Swing Line Bank, and each of their respective successors and assigns.

1.2.3. The definition of "Loan(s)" is hereby deleted in its entirety and the following is substituted therefor:

"Loan(s)" means, with respect to a Lender, such Lender's portion of any Advance made pursuant to Section 2.1, Section 2.2 or Section 2.3, as applicable, and collectively, all Terms Loans, Revolving Loans and Swing Line Loans, whether made or continued as or converted to Alternate Base Rate Loans or Eurodollar Loans."

1.2.4. The definition of "Notes" is hereby amended to add the phrase "the Swing Line Note" after the phrase "the Term Notes".

1.2.5. The definition of "Required Holders" is hereby amended to add the following at the end thereof:

"plus the aggregate outstanding unpaid principal amount of the Swing Line
Loans"

1.2.6.	The definition of "Revolving Credit Availability" is hereby deleted in its entirety and the following is substituted therefor:

"Tranche A Revolving Credit Availability" means, at any particular time, the amount by which the Maximum Tranche A Revolving Credit Amount at such time exceeds the Tranche A Revolving Credit Obligations at such time.

1.2.7. The definition of "Revolving Credit Obligations" is hereby deleted in its entirety and the following is substituted therefor:

"Revolving Credit Obligations" means, at any particular time, the outstanding principal amount of the Revolving Loans at such time plus the outstanding principal amount of the Swing Line Loans at such time.

1.2.8.	The definition of "Revolving Loan" is hereby deleted in its entirety and the following is substitute therefor:

"Revolving Loan" means a Tranche A Revolving Loan or a Tranche B
Revolving Loan and "Revolving Loans" means, collectively, all Tranche A Revolving Loans and all Tranche B Revolving Loans.

1.2.9.	The definition of "Revolving Loan Commitment" is hereby deleted in its entirety and the following is substituted therefor:

"Revolving Loan Commitment" means, for each Lender, the aggregate of such Lender's Tranche A Revolving Loan Commitment and Tranche B
Revolving Loan Commitment.

1.2.10.	The definition of "Revolving Note" is hereby deleted in its entirety and the following is substituted therefor:

"Revolving Note" means a Tranche A Revolving Note or a Tranche B
Revolving Note, and "Revolving Notes" means, collectively, all Tranche A Revolving Notes and all Tranche B Revolving Notes.

1.2.11.	The following definitions are hereby added in proper alphabetical order:

"Aggregate Tranche A Revolving Loan Commitment" means the aggregate of the Tranche A Revolving Loan Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof.

"Aggregate Tranche B Revolving Loan Commitment" means the aggregate of the Tranche B Revolving Loan Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof.

"Maximum Tranche A Revolving Credit Amount" means, at any particular time, the lesser of (A) the Aggregate Tranche A Revolving Loan
Commitment at such time and (B) the Borrowing Base less the Letter of Credit Obligations less the Tranche B Revolving Credit Obligations at such time.

"Maximum Tranche B Revolving Credit Amount" means, at any particular time, the lesser of (A) the Aggregate Tranche B Revolving Loan
Commitment at such time, and (B) the Borrowing Base less the Letter of Credit Obligations less the Tranche A Revolving Credit Obligations at such time.

"Swing Line Bank" means First Chicago or any other Lender as a successor Swing Line Bank.

"Swing Line Commitment" means the obligation of the Swing Line Bank to make Swing Line Loans up to a maximum principal amount of $5,000,000 at any one time outstanding.

"Swing Line Loan" means a Loan made available to the Borrower by the Swing Line Bank pursuant to Section 2.3 hereof.

"Swing Line Note" means a promissory note, in substantially the form of Exhibit "A-3" hereto, duly executed by the Borrower and payable to the order of the Swing Line Bank in the amount of its Swing Line Commitment, including any amendment, restatement, modification, renewal or replacement of such Swing Line Note.

"Tranche B Revolving Credit Availability" means, at any particular time, the amount by which the Maximum Tranche B Revolving Credit Amount at such time exceeds the Tranche B Revolving Credit Obligations at such time.

"Tranche A Revolving Credit Obligations" means, at any particular time, the outstanding principal amount of the Tranche A Revolving Loans at such time.

"Tranche B Revolving Credit Obligations" means, at any particular time, the outstanding principal amount of the Tranche B Revolving Loans at such time.

"Tranche A Revolving Loan" means, with respect to a Lender, such Lender's portion of any Advance made pursuant to Section 2.2(a).

"Tranche B Revolving Loan" means, with respect to a Lender, such Lender's portion of any Advance made pursuant to Section 2.2(b).

"Tranche A Revolving Loan Commitment" means, for each Lender, the obligation of such Lender to make Tranche A Revolving Loans not exceeding the amount set forth opposite its signature hereto, as such amount may be modified from time to time pursuant to the terms hereof, and shall not at any time be deemed to include such Lender's Facility Letter of Credit Commitment or Tranche B Revolving Loan Commitment.

"Tranche B Revolving Loan Commitment" means, for each Lender, the obligation of such Lender to make Tranche B Revolving Loans not exceeding the amount set forth opposite its signature hereto, as such amount may be modified from time to time pursuant to the terms hereof, and shall not at any time be deemed to include such Lender's Facility Letter of Credit Commitment or Tranche A Revolving Loan Commitment.

"Tranche A Revolving Note" means a promissory note, in substantially the form of Exhibit "A" hereto, duly executed by the Borrower and payable to the order of a Lender in the amount of its Tranche A Revolving Loan Commitment, including any amendment, restatement, modification, renewal or replacement of such Tranche A Revolving Note.

"Tranche B Revolving Note" means a promissory note, in substantially the form of Exhibit "A-2" hereto, duly executed by the Borrower and payable to the order of a Lender in the amount of its Tranche B Revolving Loan Commitment, including any amendment, restatement, modification, renewal or replacement of such Tranche B Revolving Note.

"Tranche B Termination Date" means January 15, 1997.

1.3.	Section 2.2 is hereby deleted in its entirety and the following is substituted therefor:

"2.2.(a)     Tranche A Revolving Loans.  Upon the satisfaction of the
conditions precedent set forth in Sections 5.1 and 5.2 hereof, from and including the Effective Date and prior to the Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make revolving loans ("Tranche A Revolving Loans") to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Tranche A Revolving Loan Commitment or, if less, its ratable share of Tranche A Revolving Credit Availability, provided, however, at no time shall (i) the Tranche A Revolving Credit Obligations exceed the Maximum Tranche A Revolving Credit Amount or (ii) the
Revolving Credit Obligations exceed the Maximum Revolving Credit
Amount. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Tranche A Revolving Loans at any time prior to the Termination Date, provided, however, that the Borrower shall be obligated to repay Tranche B Revolving Loans prior to any repayment or prepayment of Tranche A Revolving Loans. On the Termination Date, the Borrower shall repay in full the outstanding principal balance of the Tranche A Revolving Loans.

2.2.(b)      Tranche B Revolving Loans.  Upon the satisfaction of the
conditions precedent set forth in Sections 5.1 and 5.2 hereof, at any time from September 1, 1996 and prior to the Tranche B Termination Date and so long as the Tranche A Revolving Credit Availability is equal to $0, each Lender with a Tranche B Revolving Loan Commitment greater than $0 severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans ("Tranche B Revolving Loans") to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Tranche B Revolving Loan Commitment or, if less, its ratable share of Tranche B Revolving Credit Availability, provided, however, at no time shall (i) the Tranche B Revolving Credit Obligations exceed the Maximum Tranche B Revolving Credit
Amount or (ii) the Revolving Credit Obligations exceed the Maximum
Revolving Credit Amount. Each Tranche B Revolving Loan shall consist of either Alternate Base Rate Advances or Eurodollar Advances with an Interest Period equal to one month. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Tranche B Revolving Loans at any time prior to the Tranche B Termination Date, provided, however, that the Borrower shall be obligated to repay Tranche B Revolving Loans prior to any repayment or prepayment of Tranche A Revolving Loans; and provided, further, that the Borrower shall not be permitted to reborrow Tranche B Revolving Loans unless the Tranche A Revolving Credit Availability is equal to $0.

2.2.(c)     Ratable Loans.  Advances hereunder shall consist of either Tranche
A Revolving Loans or Tranche B Revolving Loans made from the several
Lenders ratably in proportion to the ratio that their respective Tranche A Revolving Loan Commitments or Tranche B Revolving Loan Commitments, as appropriate, bear to the Aggregate Tranche A Revolving Loan
Commitment or Aggregate Tranche B Revolving Loan Commitment, as appropriate, it being understood that no Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Revolving
Loan hereunder nor shall the Revolving Loan Commitment of any Lender be increased or decreased as a result of any such failure.

2.2.(d)     Rate Options.  The Advances may be Alternate Base Rate
Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.7. The Borrower may select, in accordance with Section 2.7, Rate Options and Interest Periods applicable to portions of the Revolving Loans and the Term Loans; provided, that there shall be no more than ten Interest Periods in effect with respect to the Loans at any time."

1.4.	Section 2.3 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

"2.3.     Swing Line Loans.  (a)  Amount of Swing Line Loans.  Subject to
the terms and conditions set forth in this Agreement, at any time prior to the Termination Date, the Swing Line Bank agrees to make swing line loans to the Borrower from time to time, in Dollars, in an amount not to exceed the Swing Line Commitment (each, individually, a "Swing Line Loan" and collectively, the "Swing Line Loans"); provided, however, at no time shall the Revolving Credit Obligations exceed the Maximum Revolving Credit
Amount; and provided, further, that at no time shall the sum of (a) the outstanding amount of the Swing Line Loans, plus (b) the outstanding amount of Tranche A Revolving Loans made by the Swing Line Bank pursuant to Section 2.2(a), plus (c) the outstanding amount of Tranche B Revolving Loans made by the Swing Line Bank pursuant to Section 2.2(b)
(after giving effect to any concurrent repayment of Loans), exceed the Swing Line Bank's Revolving Loan Commitment at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Swing
Line Loans at any time prior to the Termination Date.

(b)  Borrowing Notice.  The Borrower shall give the Agent and the Swing
Line Bank telephonic notice, not later than 11:00 a.m. (Chicago time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Borrowing Date (which shall be a Business Day), and (ii) the aggregate amount of the requested Swing Line Loan. The Swing Line Loans shall at all times be Alternate Base Rate Loans.

(c) Making of Swing Line Loans. Not later than 1:30 p.m. (Chicago time) on the applicable Borrowing Date, the Swing Line Bank shall make available its Swing Line Loan, in funds immediately available in Chicago to the Agent at its address specified in Article XIV. The Agent will promptly make the funds so received from the Swing Line Bank available to the Borrower at the Agent's aforesaid address.

(d) Repayment of Swing Line Loans. The Swing Line Loans shall be evidenced by the Swing Line Note, and each Swing Line Loan shall be paid in full by the Borrower on or before the fifth Business Day after the Borrowing Date for such Swing Line Loan. The Borrower may at any time pay, without penalty or premium, all outstanding Swing Line Loans upon notice to the Agent and the Swing Line Bank. In addition, the Agent (i) may at any time in its sole discretion with respect to any outstanding Swing Line Loan, or (ii) shall on the fifth Business Day after the Borrowing Date of any Swing Line Loan, require each Lender (including the Swing Line Bank) to make a Revolving Loan pursuant to Section 2.2 hereof in the amount of such Lender's pro rata share (determined by the relation of each Lender's Revolving Loan Commitment to the Aggregate Revolving Loan
Commitment) of such Swing Line Loan, for the purpose of repaying such Swing Line Loan. Not later than 1:30 p.m. (Chicago time) on the date of any notice received pursuant to this Section 2.3(d), each Lender shall make available its required Revolving Loan(s), in funds immediately available in Chicago to the Agent at its address specified pursuant to Article XIV.
Unless a Lender shall have notified the Swing Line Bank, prior to its making any Swing Line Loan, that any applicable condition precedent set forth in Sections 5.1 and 5.2 had not then been satisfied, such Lender's obligation to make Revolving Loans pursuant to this Section 2.3(d) to repay Swing Line Loans shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or any other rights which such Lender may have against the Agent, the Swing Line Bank or any other
Person, (B) the occurrence or continuance of a Default or Unmatured
Default, (C) any adverse change in the condition (financial or otherwise) of the Borrower, or (D) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Agent of any amount due under this Section 2.3(d), the Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Agent of any amount due under this Section 2.3(d), such Lender shall be deemed, at the option of the Agent, to have unconditionally and irrevocably purchased from the Swing Line Bank, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Loan in the amount of such Revolving Loan, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received. On the Termination Date, the Borrower shall repay in full the outstanding principal balance of the Swing Line Loans. Any Lender with a Tranche A Revolving Loan Commitment greater than zero but with no Tranche B Revolving Loan Commitment has an obligation to purchase participations in Swing Line Loans only to the extent that funding such purchase would not cause such Lender's Tranche A Revolving Credit
Obligations to exceed its Tranche A Revolving Loan Commitment.


(e) Rate Options for Swing Line Loans. The Swing Line Loans shall at all time be Alternate Base Rate Loans."

1.5.	 Section 2.4.(a) of the Credit Agreement is hereby amended to add the following at the end thereof:

"Each voluntary prepayment of Revolving Loans shall be applied first to the outstanding Tranche B Revolving Loans and then to the outstanding Tranche
A Revolving Loans."

1.6.	 Section 2.4.(b)(ii) of the Credit Agreement is hereby amended to add the following at the end thereof:

"If at any time and for any reason (a) the Tranche A Revolving Credit Obligations are greater than the Maximum Tranche A Revolving Credit Amount, or (b) the Tranche B Revolving Credit Obligations are greater than the Maximum Tranche B Revolving Credit Amount, the Borrower shall immediately make a mandatory prepayment first on the Tranche B
Revolving Credit Obligations and second on the Tranche A Revolving Credit Obligations in an amount equal to such excess."

1.7.	 Section 2.5 of the Credit Agreement is hereby amended in its entirety and the following is substituted therefor:

"2.5.     Revolving Loan Commitment Fee and Reduction of Commitments.
The Borrower agrees to pay to the Agent for the ratable account of each Lender (a) a commitment fee of one-half of one percent (0.5%) per annum on the daily unborrowed portion of such Lender's Tranche A Revolving
Loan Commitment from the Effective Date to and including the Termination Date, (b) a commitment fee of one-half of one percent (0.5%) per annum on the daily unborrowed portion of such Lender's Tranche B Revolving Loan Commitment from September 1, 1996 to and including the Tranche B Termination Date, each payable monthly in arrears on the last Business Day of each month and on the Termination Date or Tranche B Termination Date, as appropriate. The Borrower may permanently reduce the Aggregate
Tranche A Revolving Loan Commitment or the Aggregate Tranche B
Revolving Loan Commitment in whole, or in part, ratably among the Lenders in integral multiples of $1,000,000; provided that the Aggregate Tranche A Revolving Loan Commitment shall not be reduced to an amount less than $25,000,000 (unless it is reduced to $0); provided, further, that the Aggregate Tranche A Revolving Loan Commitment shall not be reduced until the Borrower first reduces the Aggregate Tranche B Revolving Loan Commitment to $0; and provided, further, that the amount of the Aggregate Tranche A Revolving Loan Commitment may not be reduced below the aggregate principal amount of the outstanding Tranche A Revolving Loans nor may the amount of the Aggregate Tranche B Revolving Loan
Commitment be reduced below the aggregate principal amount of the outstanding Tranche B Revolving Loans. The Borrower shall give at least two Business Days' written notice to the Agent of its intent to reduce the Aggregate Revolving Loan Commitment, which notice shall specify the amount of any such reduction and the Tranche of the Aggregate Revolving Loan Commitment to be reduced. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Revolving Loans hereunder."

1.8.	 Section 2.8 of the Credit Agreement is hereby amended to delete the phrase "Aggregate Revolving Loan Commitment" at the end thereof and to substitute therefor the phrase "Aggregate Tranche A Revolving Loan Commitment or Aggregate Tranche B Revolving Loan Commitment, as permitted by the terms hereof."

1.9.	 Section 7.22(a) of the Credit Agreement is hereby amended to delete the phrase "through June 30, 1996; 1.15 to 1.00 from July 1, 1996 through December 31, 1998;" and to substitute the following therefor "through March 30, 1996; .875 to 1.00 from April 1, 1996 through June 30, 1996; 1.00 to 1.00 from July 1, 1996 through December 31, 1996; 1.15 to
1.00 from January 1, 1997 through December 31, 1998;".

1.10.	 Section 7.22(d) of the Credit Agreement is hereby amended to delete section (b) of the proviso now contained therein and substitute therefor the following:

"(b) for the fiscal quarters ending June 30, 1996, September 30, 1996 and December 31, 1996, EBITDA shall be calculated for the three-month period then ended)".

Section 7.22(d) is further amended to delete the Minimum EBITDA covenant levels for the Fiscal Quarters Ending June 30, 1996, September 30, 1996 and December 31, 1996 and to substitute the following therefor:

Fiscal Quarter Ending			Minimum EBITDA

June 30, 1996				$ 4,200,000
September 30, 1996			$ 8,900,000
December 31, 1996			$13,900,000

1.11.	Section 7.22(e) of the Credit Agreement is hereby amended as follows:

a. to delete the phrase "4.60 to 1.00 from April 1, 1996 through June 30, 1996;" and to substitute the following therefor "5.15 to 1.00 from April 1, 1996 through June 30, 1996;"

b.  to delete the phrase "3.50 to 1.00 from July 1, 1996 through September
30, 1996;" and to substitute the following therefor "5.00 to 1.00 from July 1, 1996 through September 30, 1996;"

c. to delete the phrase "3.00 to 1.00 from October 1, 1996 through September 30, 1997;" and to substitute the following therefor "4.35 to 1.00 from October 1, 1996 through December 31, 1996; 3.00 to 1.00 from
January 1, 1997 through September 30, 1997;"

1.12.	Section 7.22(f) of the Credit Agreement is hereby amended as follows:

a. to delete the phrase "2.00 to 1.00 from the Effective Date through June 30, 1996;" and to substitute therefor "2.00 to 1.00 from the Effective Date through March 31, 1996; 1.95 to 1.00 from April 1, 1996 through June 30, 1996;"
b. to delete the phrase "2.50 to 1.00 from October 1, 1996 through December 31, 1996;" and to substitute therefor "2.40 to 1.00 from October 1, 1996 through December 31, 1996;"

1.13. Section 9.2 of the Credit Agreement is hereby amended to add the following at the end thereof:

"No amendment of any provision of this Agreement relating to the Swing
Line Loans shall be effective without the written consent of the Swing Line
Bank."

2.	Waivers to Credit Agreement.  Effective as of June 30, 1996 and
subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders hereby agree to waive the Borrower's compliance with the requirement contained in Section 7.22(c) for the fiscal quarters ending September 30, 1996 and December 31, 1996.

3.	Conditions of Effectiveness.  This Amendment shall become
effective and be deemed effective as of the date hereof, if, and only if the Agent shall have received each of the following:

(a)	duly executed originals of this Amendment from the Borrower, the
Required Holders and the Agent;

(b)	duly executed notes from the Borrower in the form of Exhibits A-2 and A-3;

(c)	a duly executed reaffirmation from each of Priss Prints, Inc.,
Impact, Inc., ERO Marketing, Inc., ERO Canada, Inc., AMAV Industries Limited, ERO NY Acquisition, Inc. and ERO Canada Acquisition, Ltd. in the form attached hereto as Exhibit B;

(d)	payment by the Borrower of all fees required to be paid pursuant to the Credit Agreement and that certain Fee Letter dated as of July 25, 1996;

(e)	such other documents, instruments and agreements as the Agent may reasonably request.

4.	Representations and Warranties of the Borrower.  The Borrower
hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

5.	Reference to the Effect on the Credit Agreement.

(a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement dated as of December 14, 1995, as amended by Amendment No. 1 thereto dated as of March 31, 1996 and as amended hereby.

(b) Except as specifically amended above, the Credit Agreement dated as of December 14, 1995, as amended by Amendment No. 1 dated as of March 31,
1996, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.	Governing Law.  This Amendment shall be governed by and
construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

7.	Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.	Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

	* * * * Remainder of This Page Intentionally Blank * * * * IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



                                          ERO INDUSTRIES, INC.

                                          By: /s/ D. Richard Ryan, Jr.
                                          Title: CEO




                                          THE FIRST NATIONAL BANK OF
                                          CHICAGO, as Agent



                                          By: /s/ Nathan L. Bloch
                                          Title: VP


                                          SWING LINE BANK:


                                          THE FIRST NATIONAL BANK OF
                                          CHICAGO


                                          By: /s/ Nathan L. Bloch
                                          Title: VP



                                          LENDERS:

Tranche A Revolving Loan Commitment:      THE FIRST NATIONAL
                                          BANK OF CHICAGO
$4,800,000
Tranche B Revolving Loan Commitment:
$4,000,000
                                          By: /s/ Nathan L. Bloch
                                          Title: VP


Tranche A Revolving Loan Commitment:      CAISSE NATIONALE DE
                                          CREDIT AGRICOLE
$6,000,000
Tranche B Revolving Loan Commitment:
$__________
                                          By: /s/ David Bouhl
                                          Title: FVP


Tranche A Revolving Loan Commitment:      SANWA BUSINESS CREDIT
$8,000,000
Tranche B Revolving Loan Commitment:
$4,000,000
                                          By: /s/ Michael J. Coe
                                          Title: VP


Tranche A Revolving Loan Commitment:      BHF-BANK
                                          KTIENGESELLSCHAFT
$8,000,000
Tranche B Revolving Loan Commitment:
$__________
                                          By: /s/ Paul Travers
                                          Title: VP



Tranche A Revolving Loan Commitment:      LASALLE NATIONAL
                                          BANK
$8,000,000
Tranche B Revolving Loan Commitment:
$2,000,000
                                          By: /s/ David Knapp
                                          Title: VP


Tranche A Revolving Loan Commitment:      CREDITANSTALT
                                          BANKVEREIN
$5,200,000
Tranche B Revolving Loan Commitment:
$___________
                                          By: /s/ Richard P. Buckanavage
                                          Title: VP

                         AMENDMENT NO. 3 TO THE SECOND AMENDED
                            AND RESTATED CREDIT AGREEMENT
                            Dated as of December 14, 1995


THIS AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT
AGREEMENT ("Amendment") is made as of March 3, 1997 by and among ERO INDUSTRIES, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as contractual representative of the Lenders (the "Agent") under that certain Second
Amended and Restated Credit Agreement dated as of December 14, 1995, as amended by that certain Amendment No. 1 dated as of March 31, 1996, and that certain Amendment No. 2 dated as of June 28, 1996, by and among the Borrower, the Lenders and the Agent (as amended, the "Credit Agreement"). Defined terms used herein and riot otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                              WITNESSETH

                 WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

                 WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments and waivers to the Credit Agreement.

         1. Amendments to Credit Agreement. Effecfive as of March 3, 1997 and subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement is hereby amended as follows:

                 1. 1.   Section 2. 1 (d) is hereby amended by adding a new
subsection (iii) at the end thereof as follows:

                 "(iii) The Borrower shall have the option of reducing the Term Loan payment required June 30, 1997 (the "June 30, 1997 Deferral") and the payment required September 30, 1997 (the "September 30, 1997 Deferral") from $2,000,000 to $250,000 in each case. If the Borrower elects to reduce either or both of such payments, the Borrower will provide the Agent with three Business Days notice prior to June 30, 1997 or September 30, 1997, as applicable, and the $1,750,000 amount by which each of such payments are reduced would be due and payable on January 15, 1998.

                 1.2. Section 1.1 is hereby amended to add the following language at the end of the definition of 'Facility Letter of Credit Commitment":

                 "The Facility Letter of Credit Comniitrnent will be decreased from $10,000,000 to $3,000,000 between June 30, 1997 and January 15, 1998."

                 1.3. Section 1.1 is hereby further amended by adding the following language at the end of the definition of "Aggregate
Tranche A Revolving Loan Commitment":

                 "The Aggregate Tranche A Revolving Loan Commitment will be increased from $40,000,000 to $47,000,000 between June 30, 1997 and January 15, 1998 with First Chicago increasing its Tranche A Revolving Loan Commitment by $7,000,000 between June 30, 1997 and January 15, 1998 to accommodate such increase without increasing the Tranche A Revolving Loan Commitment of any other Lender."

                 1.4. Section 1. I is hereby further amended by amending the definition of "Maximum Revolving Credit Amount" to delete the language now contained therein and to substitute the following therefor:

                 "'Maximum Revolving Credit Amount' means, at any particular time, the lesser of (i) the Aggregate Revolving Loan Commitment at such time and (ii) the Borrowing Base at such time minus the Letter of Credit Obligations at such time (provided, however, between June 30, 1997 and January 15, 1998 the Letter of Credit Obligations will not be deducted from the Borrowing Base)."

                 1.5. Section 2.4(b)(ii) is hereby amended by adding the following language immediately after "minus the Letter of Credit
Obligations": "(provided, however, between June 30, 1997 and January
15, 1998 the Letter of Credit Obligations will not be deducted from the Maximum Revolving Credit Amount)"; and adding the following language at the end thereof:

                 "If at any time the Letter of Credit Obligations are greater than the Facility Letter of Credit Commitment, the Borrower shall immediately make a mandatory prepayment of the Letter of Credit Obligations in an amount equal to such excess."

                 1.6. Section 3.2(i)(fa is hereby amended by adding the following language immediately after "exceed the Borrowing Base":

                 "(provided, however, between June 30, 1997 and January 15, 1998 the Letter of Credit Obligations will not be added to the Revolving Credit Obligations to determine whether or not the Borrowing Base has been exceeded)".

                 1.7. Section 1.1 is hereby amended by amending the definition of "Fixed Charges" by deleting "and (d) cash payments of taxes during such period", by adding "and" immediately prior to "(c)" and adding immediately after the word "Indebtedness" the following:



                        "without taking into account any exercise by the Borrower of its right to defer any portion of any such scheduled payment pursuant to Section 2.l(d)(iii) in connection with the June 30, 1997 Defeffal or the September 30, 1997 Deferral."

                        1.8. Section 7.22(c) is hereby deleted in its entirety.

                        1.9. Section 7.22(d) is hereby deleted in its entirety.

                        1.10. Section 7.22(c) is hereby amended to delete the phrase " 3.00 to 1.00 from January 1, 1997 through September 30, 1997" and the remaining provisions of
                        Section 7.22(c) and substituting therefor:

                                    "(i)      3.25 to 1.0 from January 1, 1997
                                              through March 31, 1997;
                                    (ii)      3.50 to 1.0 from April 1, 1997
                                              through June 30, 1997;
                                    (iii)     4.00 to 1.0 from July 1,1997
                                              through September 30, 1997;
                                    (iv)      3.50 to 1.0 from October 1,
                                              1997 through December 31, 1997;
                                    (v)       3.00 to 1.0 from January 1, 1998
                                              through June 30, 1998;
                                    (vi)      3.75 to 1.0 from July 1, 1998
                                              through September 30, 1998;
                                    (vii)     3.00 to 1.0 from October 1, 1998
                                              through December 31, 1998;
                                    (viii)    2.00 to 1.0 from January 1, 1999
                                              through September 30, 1999;
                                    (ix)      1.50 to 1.0 from October 1, 1999
                                              through September 30, 2000; and
                                    (x)       1.00 to 1.0 thereafter."

                        1.11. Section 7.22(f) is hereby amended to delete the phrase " (iv) 3.00 to 1.00 from January 1, 1997 through December 31,
1997" and the remaining provisions of Section 7.22(f) and substituting therefor:

                                    "(i)       2.25 to 1.0 from January 1,
                                               1997 through December 31, 1997;
                                    (ii)       2.50 to 1.0 from January 1, 1998
                                               through September 30, 1998;
                                    (iii)      2.75 to 1.0 from October 1, 1998
                                               through December 31, 1998; and
                                    (iv)        4. 00 to 1. 0 thereafter."

            2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if the Agent shall have received each of the following:

                        (a) duly executed originals of this Amendment from the Borrower, each of the Lenders and the Agent;

                        (b) a duly executed reaffirmation from each of Priss Prints, Inc., Impact, Inc., ERO Marketing, Inc., ERO Canada, Inc., AMAV Industries Limited, AMAV Industries, Inc. (f/k/a
            ERO NY Acquisition, Inc.) and AMAV Industries, Ltd. (f/k/a ERO Canada Acquisition, Ltd.) in the form attached hereto as Exhibit A;

                        (c)         payment of the amendment fee prescribed
            herein; and

                        (d) such other documents, instruments and agreements as the Agent may reasonably request.



            3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

                 (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                 (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            4.      Reference to the Effect on the Credit Affeement.

                 (a) Upon the effectiveness of Section I hereof, on and after the date hereof, each reference in the Credit Agreement to " this Credit Agreement, " "hereunder, " "hereof, " "herein" or words of like import shall mean and be a reference to the Credit Agreement dated as of December 14, 1995, as amended by Amendment No. 1 thereto dated as of March 31, 1996 and by Amendment No. 2 thereto dated as of June 28, 1996 and as amended hereby.

                 (b) Except as specifically amended above, the Credit Agreement dated as of December 14, 1995, as amended by Amendment No. 1 dated as of March 31, 1996, and by Amendment No. 2 thereto dated as of June 28, 1996 and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5. Fees. The Borrower agrees to pay to the Agent for the ratable benefit of the Lenders based on the amount of each Lender's
Commitment on the effective date of this Amendment an amendment fee of
7.5 basis points on the amount of each Lender's Commitment. In addition, the Borrower will pay $25,000 to the Agent for the ratable benefit of the Lenders based on the amount of each Lender's Comniittnent if the Borrower exercises the June 30, 1997 Deferral pursuant to Section 2.l(d)(iii)
 and the Boffower will pay an additional $25,000 to the Agent for the ratable benefit of the Lenders based on the amount of each Lender's Commitment if the Borrower exercises the September 30, 1997
Deferral pursuant to Section 2. l(d)(iii), such amounts to be due and payable, in each case, by the Borrower upon the Boffower's notification to the Agent of its decision to exercise the deferral right.

         6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.




         8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be, deemed to constitute one and the same instrument.



* * * * Remainder of This Page Intentionally Blank * * * *








                           IN WITNESS WHEREOF, this Amendment has been duly
executed as of the day and year first above written.


                                                ERO INDUSTRIES, INC.


                                                By: /s/ Mark D. Renfree
                                                Title: Sr VP & CFO



                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO, as Agent


                                                By: /s/ Thomas J. Connally
                                                Title: VP

                                                SWING LINE BANK:

                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO

                                                By: /s/ Thomas J. Connally
                                                Title: VP


                                                LENDERS:

                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO

                                                By: /s/ Thomas J. Connally
                                                Title: VP


                                                CAISSE NATIONALE DE CREDIT
                                                AGRICOLE

                                                By: /s/ David Bouhl
                                                Title: FVP

                                                SANWA BUSINESS CREDIT


                                                By: /s/ Michale J. Coe
                                                Title: VP

                                                BHF-BANK AKTIENGESELLSCHAFT


                                                By: /s/ Paul Travers
                                                Tide: VP


                                                LASALLE NATIONAL BANK


                                                By: /s/ David Knapp
                                                Title: FVP

                                                CREDITANSTALT-BANKVEREIN


                                                By: /s/ Alan Offenberg
                                                Title: Senior Assoc

                                                By: /s/ Richard P. Buckanavage
                                                Title: VP